UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund

(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Vincent P. Corti

American Funds Global Balanced Fund

P.O. Box 7650, One Market, Steuart Tower

San Francisco, California 94120

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term®

American Funds
Global Balanced FundSM

Special feature

Identifying opportunity:
How research leads to a
balanced portfolio

See page 4

Annual report for the period ended October 31, 2012

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/1/11)
Reflecting 5.75% maximum sales charge	9.67%	1.18%

The total annual fund operating expense ratio is 0.91% for Class A shares as of the prospectus dated January 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2012, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.78%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the U.S. may be subject to additional risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Many major global markets rallied in 2012, helping American Funds Global Balanced Fund to a 9.9% total return for the 12 months ended October 31, 2012, its first full year of operations. The fund’s return included quarterly dividends totaling 46.3 cents per share.

The MSCI ACWI (All Country World Index),1 a measure of global stocks, gained 8.5%, while the Barclays Global Aggregate Index, which measures investment-grade bonds (rated BBB and above2), rose 3.5%. The 60/40 MSCI/Barclays Index,1,3 a blend of the two indexes, rose 6.7%. These market indexes are unmanaged. The Lipper Global Flexible Portfolio Funds Index, the fund’s peer group, returned 7.9%.

Market review

The market rally began in late 2011 after moves by the European Central Bank to reduce pressure on the region’s troubled economies lifted investor confidence. While the bank’s actions buoyed investors, they didn’t have any lasting benefit for the four southern countries in question, three of which had Europe’s worst equity returns for the year — Greece was down 27.9%, Portugal declined 15.5% and Spain lost 13.0%. Only Italy avoided a double-digit decline, losing 5.6%. The picture was much brighter in the rest of Europe — with the exception of Finland (–10.7%), all of the other major European markets ended the year ahead, led by Denmark (+26.9%) and Belgium (+26.6%).

Results at a glance Average annual total returns for periods ended October 31, 2012 (with all distributions reinvested)
	1 year	Lifetime (since 2/1/11)

American Funds Global Balanced Fund (Class A shares)	9.9%	4.7%

MSCI ACWI (All Country World Index)[1]	8.5	0.4

Barclays Global Aggregate Index	3.5	5.7

60/40 MSCI/Barclays Index[1,3]	6.7	2.7

Lipper Global Flexible Portfolio Funds Index	7.9	1.7

The market indexes are unmanaged and, therefore, have no expenses.

[1]	MSCI ACWI results reflect dividends net of withholding taxes.
[2]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness.
[3]	The 60/40 MSCI/Barclays Index blends the MSCI ACWI with the Barclays Global Aggregate Index by weighting their returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

In this report

Special feature

4	Identifying opportunity: How research leads to a balanced portfolio

Contents

1	Letter to investors

3	The value of a $10,000 investment

8	Summary investment portfolio

15	Financial statements

31	Board of trustees and other officers

American Funds Global Balanced Fund	1

In the U.S., corporate profit growth continued to be strong, the economy maintained its slow growth and the housing market improved, with home prices in the third quarter up 7.6% from the previous year. The U.S. market, as measured by the MSCI USA Index, gained 15.1%. Some multinational U.S. companies have been affected by the weakness in Europe and the continued relatively weak growth in China, where demand for luxury goods and other imports has slowed. Japan ended the 12-month period down 3.3% after disappointing sales and outlooks reported by some of the country’s major consumer electronics companies. Emerging markets, as measured by the MSCI Emerging Markets Index, gained 2.6%. Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

The year was notable for political transitions in several countries, particularly China and France, while the U.S. was focused on the presidential election. This activity seems to have deflected the attention of some policymakers away from a number of important political and economic issues that urgently need to be addressed in Europe and China.

Portfolio review
As a balanced fund, the fund has three objectives: long-term growth of capital, conservation of principal and current income. Last year, when equities were weak, fixed-income securities typically rose to temper stock market declines. In the current investment climate, when stocks are doing well bonds often decline. We are pleased to report that both the fund’s stock and bond sections of the portfolio had positive returns for the year. At fiscal year-end, stocks accounted for 58.7% of total net assets, compared with 55.0% a year ago, while bonds were at 35.3%, slightly down from 36.4%.

The fund continues to emphasize holdings in companies that we believe are more resistant to market downturns, including those in consumer staples and health care, two of the fund’s five largest sectors. Financials, energy and consumer discretionary are also among the top five sectors, mostly unchanged from last year.

Seven of the 10 largest holdings at fiscal year-end 2012 were among the top 10 at the end of fiscal 2011. They include the largest holding, U.S. tobacco giant Altria, which gained 15.4% for the year. Two companies that benefited from the improving U.S. housing market had the fund’s strongest returns: Home Depot, the fourth-largest holding at year-end, was up 71.5%, and building supplies company Masco gained 57.2%. Declining oil prices hurt the fund’s holdings in oil and gas, our third-largest industry. BP, the fund’s third-largest holding at October 31, declined 3.0% for the year, and sixth-largest holding Royal Dutch Shell was down 1.5%.

The fund’s bond holdings are managed to seek to provide stability during periods of equity weakness, so the portfolio counselors maintained a more conservative stance than the bond market as a whole, especially with regard to European fixed-income exposure. Investment-grade corporate bonds issued by financial companies, including several well-known U.S. and European banks, were major contributors to the fund’s fixed-income gains. Holdings in some sovereign bonds, particularly Mexico and Poland, helped as did limited exposure to the weak euro and Japanese yen. Holdings in mortgage-backed securities also added to results.

Looking ahead
As we noted this time last year, significant economic and political challenges still exist in many parts of the world. However, the fund’s five portfolio counselors believe there are attractive investment opportunities across the globe that can be uncovered through careful research. The fund’s investment adviser, Capital Research and Management Company, operates a global network of investment analysts and economic professionals who provide in-depth, on-the-ground research into companies, industries and countries. You can read more about how the fund’s portfolio counselors benefit from this comprehensive research in the feature article, “Identifying opportunity: How research leads to a balanced portfolio,” beginning on page 4.

During the past year, we welcomed more than 38,000 new investors. We thank all our investors for your commitment and support.

Sincerely,

Michael Thawley
Vice Chairman of the Board

Eric Richter
President

December 12, 2012

For current information about the fund, visit americanfunds.com.

2	American Funds Global Balanced Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period February 1, 2011, to October 31, 2012, with all distributions reinvested)

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment. 1 Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[4]	Results of the Lipper Global Flexible Portfolio Funds Index do not reflect any sales charges.
[5]	Results reflect dividends net of withholding taxes.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2012)*

	1 year	Lifetime (since 2/1/11)

Class A shares	3.57%	1.21%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

American Funds Global Balanced Fund	3

One of the defining characteristics
of American Funds is our focus
on research. We call it the
backbone of our investment
management system.

Research plays a critical role in all investment decisions made for American Funds Global Balanced Fund, giving the fund’s portfolio counselors and investment analysts a complete view on the potential opportunities and pitfalls of a security under consideration.

We asked three of the fund’s portfolio counselors to explain how they approach their job and how research helps them do it. First, for the benefit of shareholders who have joined the fund recently, it might be helpful to look at the fund and how it’s structured.

As its name implies, American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The fund invests in a conservative mix of stocks and

4	American Funds Global Balanced Fund

“Part of our responsibilities as portfolio counselors on this fund is to make decisions that determine how the overall portfolio should be structured across different asset classes within the balanced universe.”

Rob Neithart

Identifying opportunity: How research leads to a balanced portfolio bonds, from companies and governments in both developed and developing countries. It aims to capture the growth of solid companies over time while serving as a buffer during periods of market weakness.

Maintaining balance
American Funds Global Balanced Fund occupies a unique place in the American Funds lineup. Like all our funds, its assets are divided among several investment professionals with complementary skills and styles. But the five portfolio counselors of American Funds Global Balanced Fund also consider how their distinct roles — focusing on stocks, bonds or a combination of both — can contribute to the composition of the fund as a whole.

Fixed-income portfolio counselor Rob Neithart explains how research factors into this aspect of the fund: “Part of our responsibilities as portfolio counselors on this fund is to make decisions that determine how the overall portfolio should be structured across different asset classes within the balanced universe.

“So we need to have analysis that guides us in that discussion. That does not happen in other funds where the balanced aspect of the fund is less significant. As a result, the frequency and nature of our discussions are different. There’s a lot of sharing of information about our individual investment strategies, why we’re doing what we’re doing, where we think we’ll be changing our positions, what we think looks attractively priced and what looks expensive.

“These discussions are very helpful because they give me others’ insights into the market environment that can influence what I do. I might get some ideas or hear some things that will prompt me to take action. We are all learning from each other to understand what each of us is doing and why.”

These meetings are also attended by economists of the Capital Strategy Research group, who provide a view of world markets and global economic trends to help the portfolio counselors as they consider long-term adjustments to the global mix of stocks and bonds.

Credit analysis
A key aspect of the research process is the collaborative sharing of information across different groups and offices. Rob attends frequent conference calls in which American Funds fixed-income credit analysts discuss their research. These analysts, located in our offices around the world, focus on a range of topics including corporate credits, duration, yield curve, sector relative value, sovereign governments and foreign exchange.

Rob describes how energy analyst Damien McCann’s research contributes to the investment process: “Damien’s coverage includes every major market, including a large chunk of emerging markets. Not only does he cover the major energy producers, he also focuses on the pipeline companies and the energy transport infrastructure.

“When energy comes up in a meeting, he’ll update us on his views about individual companies and the environment in which they are operating. He will give us a general framework providing context to the business fundamentals of energy producers. Then we’ll consider relative value and if there are yield curve issues that we can identify that might be helpful to drive our positioning.”

American Funds Global Balanced Fund	5

“I look for analyst ideas that stand out because they fit into a particular framework that I’m using at the time. The framework will change over time because the world’s not static — things are constantly changing.”

David Riley

Developing themes
Portfolio counselor David Riley’s approach to investing for American Funds Global Balanced Fund is security-specific, but always within the context of his own structural framework. “The way I put together my portion of the portfolio relates strongly to my macroeconomic and world view,” he explains. “For example, I was very negative about — and skeptical of — European austerity policies and moved early to significantly reduce exposure to stocks domiciled in countries on rapidly deteriorating sovereign ratings trajectories.

“My other overlay on the equity side would be thematic in that I’m interested in companies with good or improving competitive positions, and companies with defensive moats around them, such as proprietary technology. I’m also interested in branded growth companies, such as beverage companies, with some pricing power.

“I look for analyst ideas that stand out because they fit into a particular framework that I’m using at the time. The framework will change over time because the world’s not static — things are constantly changing.”

David, who is based in Washington, D.C., spends about half his time traveling. When we caught up with him, he’d just returned from a week-long trip to visit companies in Australia and was about to head off to Germany, with more company visits on the agenda. Typically, he’ll visit a company with the investment analyst who covers it and a couple of portfolio counselors from other funds.

“In Australia we visited eight companies a day — some whose securities I already own, some I don’t — meeting with the management and discussing our impressions later,” adds David. “Individual analysts have direct responsibilities for the companies they cover and they’re paid to make the right recommendations. It’s my job to add another filter on top of that.”

Paper trail
After these company visits, the analysts write comprehensive research notes that are distributed to investment professionals across the company. In addition, summaries of the many investment conference calls that take place each week are also made available to the fund’s portfolio counselors.

For David, who invests in both stocks and bonds, these notes are a valuable resource. “I read all internal publications. Once a week or so, I’ll take a giant stack of papers home and read it from beginning to end. Then I follow up directly with the analysts. As a mixed manager doing bonds and equities, it would be impossible for me to be on every internal call. If I did that, I wouldn’t have time to do anything else. I join some calls when I can and I read all the summaries of the calls that I’m not able to join.”

On-the-ground research
London-based fixed-income portfolio counselor Mark Brett is also an enthusiastic advocate for research that helps provide a global macroeconomic view. He relies heavily on the economists and other analysts of Capital Strategy Research and recently accompanied the group on a research trip to China.

“I’m really picky about research trips,” says Mark. “I only want to go on those that help me with the big picture. Just meeting three or four companies doesn’t really help me.

“The China trip was one of the best I’ve been on. We split up into five groups, with one group looking at industrial companies, one at financial companies, one focused on regulatory change, one looking at housing and one researching energy resources. We all got together at the end to discuss what we’d learned and then we wrote our reports.

“I was in the industrial group, which was looking at competitiveness and labor costs. I wanted to know if the renminbi (the Chinese currency) is still cheap. The feedback I got from several companies confirmed what we were trying to calculate from a top-down basis — that thanks

6	American Funds Global Balanced Fund

“I’m really picky about research trips. I only want to go on those that help me with the big picture. Just meeting three or four companies doesn’t really help me.”

Mark Brett

to higher wages, which have run way ahead of productivity, the currency is no longer particularly cheap. That has big implications for things like the American trade balance and foreign direct investment in the U.S. That’s the sort of research I really like — a compelling blend of specific microeconomic issues and the big macroeconomic drivers.”

Crunching the numbers
Not surprisingly, the research involved in selecting fixed-income investments can involve some complex calculations, particularly in the mortgage-backed securities market. That’s where Capital’s Structured Investment Group comes in.

Explains Mark, “We have a call every week with the Structured Investment Group in which we discuss the complex characteristics of different kinds of mortgage bonds and what’s going on in the housing market. It’s very technical, but it can help us uncover value in areas that are unrelated to the direction of the equity or Treasury markets. It’s uncorrelated investing, which is really important in a balanced fund.”

Advances in technology have also benefited the fund’s research process as the Structured Investment Group is able to run quantitative models that would have been impossible a few years ago. “This type of research is probably the most complex we do,” says Mark. “It involves building models of the yields to try to predict what would happen under different scenarios. For example, let’s say I think yields should go up and I should be short duration.* How short? What would happen if I’m too short? Do I go half a year short or a year short? The next questions are: What’s the right position size? How do I scale this idea relative to all the other things in my portfolio? It’s good to be able to answer these questions with a balance of gut instinct and decimal places.”

Putting it all together
American Funds has always placed great emphasis on research. We were one of the first U.S. investment companies to open a research office outside the United States — in Geneva in 1962. We’ve since added offices in many major overseas financial centers, including London, Hong Kong, Tokyo and Beijing.

Along with expanding our global presence and technological capability, we continue to invest in research personnel, with 194 investment analysts at September 30, 2012.†

“A perfect example of how our research has evolved over the years,” says Mark, “is the quantitative models. We’ve always had good security research and a good global reach — which is different from a lot of other firms — and we’ve always combined macroeconomic with specific company and industry work.

“Some firms do good research work at a macroeconomic level, into currencies for example, but they won’t go on a week’s trip visiting companies. They’re completely remote from the individual businesses impacted by these larger trends. I think our strength is in better connecting the dots.” ■

*	Duration is used to gauge potential volatility based on changes in interest rates. A fund with a shorter duration is likely to be less affected by interest rate increases and, therefore, should be less volatile than a fund with a longer duration.

†	Capital Research and Management Company manages equity assets through three investment divisions. These divisions make investment and proxy voting decisions independently. Fixed-income professionals provide fixed-income research and investment management across the Capital organization; however, for securities with equity characteristics, they act solely on behalf of one of the three equity investment groups.

American Funds Global Balanced Fund	7

Summary investment portfolio October 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Investment mix by security type	(percent of net assets)

Five largest sectors in common stock holdings	(percent of net assets	)
Consumer discretionary	10.8%

Consumer staples	9.2

Financials	6.6

Energy	5.1

Health care	4.9

Currency diversification	(percent of net assets)

	Equity securities	Bonds & notes	Forward currency contracts	Short-term securities & other assets less liabilities	Total

U.S. dollars	30.0%	20.0%	(2.4)%	5.9%	53.5%

British pounds	12.5	.8	—	—	13.3

Euros	5.6	3.9	1.1	—	10.6

Japanese yen	1.2	3.3	1.3	—	5.8

Swiss francs	3.4	—	—	—	3.4

Hong Kong dollars	2.4	—	—	—	2.4

Mexican pesos	—	2.3	—	—	2.3

Polish zloty	—	1.8	—	—	1.8

Australian dollars	1.5	—	—	—	1.5

Swedish kronor	.2	1.1	—	—	1.3

Other currencies	1.9	2.2	—	—	4.1

Total					100.0%

8	American Funds Global Balanced Fund

Common stocks — 57.97%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 10.81%
Home Depot, Inc.	995,200	$61,085	1.82%
The world’s largest home improvement retailer.

DIRECTV[1]	972,200	49,689	1.48
Digital television services provider in the United States, Latin America and the Caribbean.

Virgin Media Inc.
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.	939,000	30,743.91

Marks and Spencer Group PLC	3,950,600	25,106.75
Major department store retailer in the U.K.

Bayerische Motoren Werke AG
One of the world’s leading luxury car manufacturers (BMW).	305,000	24,293.72

General Motors Co.[1]	945,000	24,098.72
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.

Other securities		148,471	4.41

		363,485	10.81

Consumer staples — 9.19%
Altria Group, Inc.	2,248,400	71,499	2.13
One of the world’s largest tobacco companies. The group also owns a large interest in the global brewer SABMiller.

British American Tobacco PLC	1,117,550	55,357	1.64
The world’s second-largest tobacco company.

Anheuser-Busch InBev NV	532,998	44,566	1.33
One of the world’s largest brewers.

Lorillard, Inc.	382,558	44,381	1.32
U.S.-based tobacco company.

Philip Morris International Inc.	457,200	40,490	1.20
One of the world’s largest international tobacco companies.

Reynolds American Inc.	833,000	34,686	1.03
Parent company of the R.J. Reynolds, Santa Fe Natural Tobacco and Lane tobacco companies.

Other securities		18,100.54

		309,079	9.19

Financials — 6.58%
Citigroup Inc.	820,000	30,660.91
Financial services company engaged in consumer, corporate and investment banking, and insurance.

JPMorgan Chase & Co.	733,500	30,572.91
Global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.

Westfield Group	2,341,480	25,910.77
Shopping center group with interests in Australia, New Zealand, the U.S., U.K. and Brazil.

Willis Group Holdings PLC	676,206	22,768.68
One of the world’s largest insurance brokers, operating in more than 100 countries.

Agricultural Bank of China, Class H	52,164,000	22,615.67
One of the largest banks in China.

Credit Suisse Group AG	962,000	22,302.66
One of the world’s largest private banks, and a provider of investment banking, insurance and asset management services.

Société Générale[1]
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.	676,296	21,498.64

Other securities		44,854	1.34

		221,179	6.58

American Funds Global Balanced Fund	9

Common stocks	Shares	Value (000)	Percent of net assets
Energy — 5.13%
BP PLC	8,085,000	$57,838	1.83%
BP PLC (ADR)	84,200	3,611
One of the world’s largest oil companies.

Royal Dutch Shell PLC, Class B	1,450,500	51,274	1.53
A global group of energy and oil companies.

Other securities		59,634	1.77

		172,357	5.13

Health care — 4.87%
Novartis AG	767,200	46,174	1.37
One of the world’s largest pharmaceutical companies.

Amgen Inc.	501,000	43,359	1.29
The world’s largest biotechnology company.

Abbott Laboratories	421,800	27,636.82
Major health care company that develops drugs, drug-delivery systems, diagnostic tools and nutritional supplements.

GlaxoSmithKline PLC	1,184,100	26,494.79
This pharmaceutical giant develops prescription and over-the-counter drugs.

Other securities		20,106.60

		163,769	4.87

Industrials — 4.87%
General Dynamics Corp.	480,300	32,699.97
This major defense contractor manufactures warships, submarines and information systems.

Bureau Veritas SA	227,000	24,106.72
Global provider of testing, inspection and certification services.

Jardine Matheson Holdings Ltd.	375,300	23,118.69
Hong Kong-based diversified trading company operating in numerous industries, including supermarkets, real estate, hotels, restaurants, financial services, construction and mining.

Other securities		83,726	2.49

		163,649	4.87

Utilities — 3.98%
National Grid PLC	5,482,974	62,512	1.86
Operates electricity networks in the U.K. and U.S.

SSE PLC	1,660,500	38,801	1.15
One of the U.K.’s largest gas and electricity companies.

GDF SUEZ	1,034,539	23,741.71
Major natural gas and electricity company based in France.

Other securities		8,550.26

		133,604	3.98

Telecommunication services — 3.41%
Vodafone Group PLC	13,770,000	37,387	1.11
One of the leading global operators of mobile telephone services.

SOFTBANK CORP.	786,500	24,897.74
Internet and telecommunications conglomerate and distributor of digital media and software.

OJSC Mobile TeleSystems (ADR)	1,236,131	21,187.63
Russia’s largest mobile phone operator. The company also operates in the Commonwealth of Independent States.

Other securities		31,030.93

		114,501	3.41

10	American Funds Global Balanced Fund

	Shares	Value (000)	Percent of net assets
Information technology — 2.50%
Microsoft Corp.	1,065,000	$30,390.90%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.

Other securities		53,637	1.60

		84,027	2.50

Materials — 2.15%
Dow Chemical Co.	800,000	23,440.70
A major producer of plastics, chemicals, herbicides and pesticides.

Other securities		48,815	1.45

		72,255	2.15

Miscellaneous — 4.48%
Other common stocks in initial period of acquisition		150,676	4.48

Total common stocks (cost: $1,861,768,000)		1,948,581	57.97

Convertible securities — 0.77%
Consumer discretionary — 0.59%
General Motors Co., Series B, 4.75% convertible preferred 2013	493,200	20,034.59

Financials — 0.18%
Other securities		6,008.18

Total convertible securities (cost: $24,767,000)		26,042.77

Bonds & notes — 35.34%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. — 15.66%
Japanese Government:
Series 296, 1.50% 2018		¥3,245,000	43,557
Series 310, 1.00% 2020		2,934,950	38,125	3.34
Series 21, 1.20%–2.30% 2014–2035[2]		2,359,960	30,654

United Mexican States Government:
Series M10, 7.75% 2017	MXN	294,500	25,142
Series M30, 10.00% 2036		233,860	25,322	2.24
3.50%–10.00% 2017–2040[2]		281,378	24,911

Polish Government:
Series 1020, 5.25% 2020	PLN	76,300	25,237
Series 1021, 5.75% 2021		62,565	21,409
5.25%–5.75% 2014–2017		46,325	15,175	2.12
5.00%–6.375% 2019–2022		$8,180	9,573

German Government 1.50%–4.25% 2014–2042[2]		€41,746	61,412	1.83

Netherlands Government Eurobond 3.25% 2015		16,750	23,472.70

Other securities			182,567	5.43

			526,556	15.66

American Funds Global Balanced Fund	11

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
Corporate bonds & notes — 10.81%

Financials — 3.98%
Westfield Group 4.625%–7.50% 2014–2021[3]	$17,770	$20,712.62%

JPMorgan Chase & Co. 3.45%–4.625% 2016–2021	5,750	6,434.19

Citigroup Inc. 4.45%–4.587% 2015–2017	4,395	4,825.14

Other securities		101,677	3.03

		133,648	3.98

Energy — 1.87%
Shell International Finance BV 1.125%–4.00% 2014–2017	2,025	2,049.06

Other securities		60,812	1.81

		62,861	1.87

Health care — 1.35%
Novartis Capital Corp. 2.40%–5.125% 2015–2022	7,920	8,960.27

Amgen Inc. 2.50%–5.375% 2016–2043	4,750	5,434.16

GlaxoSmithKline Capital Inc. 5.65% 2018	1,780	2,190.07

Other securities		28,673.85

		45,257	1.35

Telecommunication services — 1.18%
Vodafone Group PLC 1.625% 2017	600	613.02

Other securities		39,184	1.16

		39,797	1.18

Consumer staples — 0.85%
Anheuser-Busch InBev NV 0.70%–7.75% 2014–2019[4]	8,535	11,014.33

Altria Group, Inc. 4.75%–9.70% 2018–2021	3,753	4,473.13

Philip Morris International Inc. 2.90% 2021	1,850	1,946.06

Reynolds American Inc. 3.25% 2022	1,095	1,109.03

Other securities		10,214.30

		28,756.85

Utilities — 0.53%
National Grid PLC 6.30% 2016	1,710	1,977.06

Scottish and Southern Energy PLC 6.125% 2013	€100	135.00

Other securities		15,873.47

		17,985.53

Other corporate bonds & notes — 1.05%
Other securities		35,318	1.05

Total corporate bonds & notes		363,622	10.81

12	American Funds Global Balanced Fund

	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations[5] — 4.99%
Fannie Mae 2.50%–6.00% 2025–2042	$136,325	$146,690	4.36%

Freddie Mac 5.00% 2041	5,808	6,579.20

Other securities		14,301.43

		167,570	4.99

U.S. Treasury bonds & notes — 3.88%

U.S. Treasury — 3.74%
U.S. Treasury 1.75%–8.875% 2015–2042[6]	106,620	125,613	3.74

U.S. Treasury inflation-protected securities[2] — 0.14%
Other securities		4,792.14

Total U.S. Treasury bonds & notes		130,405	3.88

Total bonds & notes (cost: $1,132,218,000)		1,188,153	35.34

Short-term securities — 8.01%

Freddie Mac 0.14%–0.15% due 11/6/2012–3/1/2013	75,500	75,482	2.25

Toronto-Dominion Holdings USA Inc. 0.18%–0.32% due 11/7/2012–12/18/2012[3]	40,700	40,693	1.21

GlaxoSmithKline Finance PLC 0.14% due 11/8/2012[3]	26,300	26,299.78

Total Capital Canada Ltd. 0.12% due 11/6/2012[3]	23,700	23,700.71

Straight-A Funding LLC 0.18% due 11/2/2012[3]	22,000	22,000.65

U.S. Treasury Bill 0.136% due 3/21/2013	17,000	16,991.51

Fannie Mae 0.14% due 11/1/2012	13,000	13,000.39

Other securities		50,987	1.51

Total short-term securities (cost: $269,154,000)		269,152	8.01

Total investment securities (cost: $3,287,907,000)		3,431,928	102.09
Other assets less liabilities		(70,273)	(2.09)

Net assets		$3,361,655	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,850,000, which represented .11% of the net assets of the fund.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

American Funds Global Balanced Fund	13

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 10/31/2012 (000)

			Receive (000)	Deliver (000)

Purchases:
Euros	11/5/2012	Bank of New York Mellon	€6,988	$9,050	$8
Euros	11/9/2012	Bank of New York Mellon	€3,460	$4,500	(15)
Euros	11/29/2012	Barclays Bank PLC	€6,892	$9,031	(95)
Euros	11/29/2012	HSBC Bank	€7,004	$9,077	4
Euros	12/6/2012	JPMorgan Chase	€6,823	$8,845	2
Japanese yen	11/19/2012	Barclays Bank PLC	¥2,670,000	$34,065	(614)
Japanese yen	11/30/2012	HSBC Bank	¥443,950	$5,572	(9)

					$(719)

Sales:
Euros	11/30/2012	HSBC Bank	¥357,713	€3,450	$9

Forward currency contracts — net					$(710)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $227,850,000, which represented 6.78% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	A portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $329,000, which represented less than .01% of the net assets of the fund.

Key to abbreviation and symbols
ADR = American Depositary Receipts
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
PLN = Polish zloty

See Notes to Financial Statements

14	American Funds Global Balanced Fund

Financial statements

Statement of assets and liabilities
at October 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $3,287,907)		$3,431,928
Cash		6,168
Unrealized appreciation on open forward currency contracts		23
Receivables for:
Sales of investments	$28,029
Sales of fund’s shares	8,220
Closed forward currency contracts	43
Dividends and interest	15,098	51,390

		3,489,509
Liabilities:
Unrealized depreciation on open forward currency contracts		733
Payables for:
Purchases of investments	117,218
Repurchases of fund’s shares	6,517
Closed forward currency contracts	132
Investment advisory services	1,464
Services provided by related parties	1,472
Trustees’ deferred compensation	234
Other	84	127,121

Net assets at October 31, 2012		$3,361,655

Net assets consist of:
Capital paid in on shares of beneficial interest		$3,224,295
Undistributed net investment income		3,042
Accumulated net realized loss		(8,994)
Net unrealized appreciation		143,312

Net assets at October 31, 2012		$3,361,655

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (127,459 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share

Class A	$2,537,811	96,201	$26.38
Class B	14,511	551	26.34
Class C	303,745	11,535	26.33
Class F-1	144,705	5,485	26.38
Class F-2	129,080	4,891	26.39
Class 529-A	106,533	4,040	26.37
Class 529-B	1,707	65	26.33
Class 529-C	35,655	1,356	26.30
Class 529-E	5,942	226	26.35
Class 529-F-1	4,016	152	26.38
Class R-1	4,586	174	26.34
Class R-2	18,079	687	26.32
Class R-3	17,210	653	26.35
Class R-4	9,703	368	26.39
Class R-5	18,737	710	26.40
Class R-6	9,635	365	26.40

See Notes to Financial Statements

American Funds Global Balanced Fund	15

Statement of operations
for the year ended October 31, 2012		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,423)	$61,110
Interest (net of non-U.S. taxes of $91)	32,474	$93,584

Fees and expenses*:
Investment advisory services	15,961
Distribution services	8,605
Transfer agent services	4,362
Administrative services	538
Reports to shareholders	225
Registration statement and prospectus	219
Trustees’ compensation	375
Auditing and legal	82
Custodian	289
Other	183	30,839

Net investment income		62,745

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	17,534
Forward currency contracts	6,292
Currency transactions	(1,340)	22,486

Net unrealized appreciation (depreciation) on:
Investments	202,445
Forward currency contracts	(510)
Currency translations	186	202,121

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		224,607

Net increase in net assets resulting from operations		$287,352

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
		(dollars in thousands)

	Year ended October 31, 2012	For the period February 1, 2011* to October 31, 2011

Operations:
Net investment income	$62,745	$24,108
Net realized gain (loss) on investments, forward currency contracts and currency transactions	22,486	(44,359)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	202,121	(58,809)

Net increase (decrease) in net assets resulting from operations	287,352	(79,060)

Dividends paid to shareholders from net investment income	(53,805)	(17,101)

Net capital share transactions	473,038	2,751,231

Total increase in net assets	706,585	2,655,070
Net assets:
Beginning of year	2,655,070	—

End of year (including undistributed net investment income: $3,042 and $1,100, respectively)	$3,361,655	$2,655,070

*Commencement of operations.

See Notes to Financial Statements

16	American Funds Global Balanced Fund

Notes to financial statements

1. Organization

American Funds Global Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years

Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Classes F-1, F-2 and 529-F-1	None	None	None

Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

American Funds Global Balanced Fund	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of

18    American Funds Global Balanced Fund

trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2012 (dollars in thousands):

	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$363,485	$—	$—	$363,485
Consumer staples	309,079	—	—	309,079
Financials	221,179	—	—	221,179
Energy	172,357	—	—	172,357
Health care	163,769	—	—	163,769
Industrials	163,649	—	—	163,649
Utilities	133,604	—	—	133,604
Telecommunication services	114,501	—	—	114,501
Information technology	84,027	—	—	84,027
Materials	72,255	—	—	72,255
Miscellaneous	150,676	—	—	150,676
Convertible securities	20,034	6,008		26,042
Bonds & notes:
Bonds & notes of governments & government agencies outside the U.S.	—	526,556	—	526,556
Corporate bonds & notes	—	363,622	—	363,622
Mortgage-backed obligations	—	167,570	—	167,570
U.S. Treasury bonds & notes	—	130,405	—	130,405
Short-term securities	—	269,152	—	269,152

Total	$1,968,615	$1,463,313	$—	$3,431,928

See page 20 for footnote.

American Funds Global Balanced Fund    19

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$23	$—	$23
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(733)	—	(733)

Total	$—	$(710)	$—	$(710)

*	Securities with a market value of $841,063,000, which represented 25.02% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality.

20    American Funds Global Balanced Fund

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net unrealized gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2011, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Global Balanced Fund	21

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2012, the fund reclassified $6,985,000 from undistributed net investment income to accumulated net realized loss and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)

Undistributed ordinary income	$13,191
Capital loss carryforward*	(9,691)

Gross unrealized appreciation on investment securities	251,789
Gross unrealized depreciation on investment securities	(117,732)
Net unrealized appreciation on investment securities	134,057

Cost of investment securities	3,297,871

*	Reflects the utilization of capital loss carryforward of $29,282,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended October 31, 2012	For the period February 1, 2011* to October 31, 2011

Class A	$42,966	$13,886
Class B	160	69
Class C	2,874	915
Class F-1	2,396	837
Class F-2	2,351	594
Class 529-A	1,636	418
Class 529-B	15	5
Class 529-C	301	77
Class 529-E	80	21
Class 529-F-1	59	8
Class R-1	53	17
Class R-2	176	35
Class R-3	219	50
Class R-4	140	33
Class R-5	337	123
Class R-6	42	13

Total	$53,805	$17,101

*	Commencement of operations.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the year ended October 31, 2012, the investment advisory services fee was $15,961,000, which was equivalent to an annualized rate of 0.520% of average daily net assets.

22	American Funds Global Balanced Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits

Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period November 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended October 31, 2012, the total transfer agent services fee paid under these agreements was $4,362,000, of which $4,261,000 was paid by the fund to AFS and $101,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period November 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

American Funds Global Balanced Fund	23

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended October 31, 2012, total fees paid to CRMC for performing administrative services were $538,000.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended October 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services	529 plan services

Class A	$4,626	$3,435		$199	Not applicable
Class B	161	24		Not applicable	Not applicable
Class C	2,778	412		131	Not applicable
Class F-1	332	134		62	Not applicable
Class F-2	Not applicable	124		55	Not applicable
Class 529-A	141	105		43	$89
Class 529-B	16	2		1	2
Class 529-C	298	37		14	30
Class 529-E	26	3		3	5
Class 529-F-1	—	3		1	3
Class R-1	40	3		2	Not applicable
Class R-2	105	47		7	Not applicable
Class R-3	65	19		7	Not applicable
Class R-4	17	6		4	Not applicable
Class R-5	Not applicable	8		8	Not applicable
Class R-6	Not applicable	—	*	1	Not applicable

Total class-specific expenses	$8,605	$4,362		$538	$129

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $375,000, shown on the accompanying financial statements, includes $349,000 in current fees (either paid in cash or deferred) and a net increase of $26,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

24	American Funds Global Balanced Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2012
Class A	$674,004	26,728	$41,990	1,657		$(426,952)	(16,871)	$289,042	11,514
Class B	4,684	186	158	6		(8,916)	(354)	(4,074)	(162)
Class C	94,147	3,731	2,823	111		(54,286)	(2,145)	42,684	1,697
Class F-1	54,606	2,169	2,376	93		(38,247)	(1,519)	18,735	743
Class F-2	68,073	2,732	1,324	52		(18,456)	(728)	50,941	2,056
Class 529-A	41,251	1,631	1,636	65		(10,791)	(425)	32,096	1,271
Class 529-B	760	30	15	1		(636)	(25)	139	6
Class 529-C	14,645	581	301	12		(3,930)	(155)	11,016	438
Class 529-E	2,416	97	80	3		(802)	(31)	1,694	69
Class 529-F-1	2,031	80	59	2		(341)	(13)	1,749	69
Class R-1	1,255	49	41	2		(1,002)	(39)	294	12
Class R-2	10,349	409	164	7		(3,420)	(134)	7,093	282
Class R-3	10,550	417	203	8		(4,340)	(171)	6,413	254
Class R-4	5,596	221	119	5		(1,694)	(66)	4,021	160
Class R-5	4,624	181	316	12		(2,124)	(84)	2,816	109
Class R-6	10,635	404	20	1		(2,276)	(88)	8,379	317

Total net increase (decrease)	$999,626	39,646	$51,625	2,037		$(578,213)	(22,848)	$473,038	18,835

For the period February 1, 2011[2] to October 31, 2011
Class A	$2,327,158	92,082	$13,303	543		$(195,647)	(7,938)	$2,144,814	84,687
Class B	21,721	861	68	3		(3,698)	(151)	18,091	713
Class C	265,954	10,522	899	37		(17,692)	(721)	249,161	9,838
Class F-1	138,750	5,492	814	33		(18,951)	(783)	120,613	4,742
Class F-2	86,874	3,441	465	19		(15,301)	(625)	72,038	2,835
Class 529-A	71,236	2,819	418	17		(1,675)	(67)	69,979	2,769
Class 529-B	1,943	77	5	—	3	(455)	(18)	1,493	59
Class 529-C	23,491	933	77	3		(439)	(18)	23,129	918
Class 529-E	4,134	164	20	1		(184)	(8)	3,970	157
Class 529-F-1	2,162	87	8	—	3	(105)	(4)	2,065	83
Class R-1	4,281	169	12	—	3	(174)	(7)	4,119	162
Class R-2	11,128	446	30	1		(1,046)	(42)	10,112	405
Class R-3	11,036	439	43	2		(1,038)	(42)	10,041	399
Class R-4	6,719	267	25	1		(1,510)	(60)	5,234	208
Class R-5	18,505	741	113	5		(3,437)	(145)	15,181	601
Class R-6	1,509	61	3	—	3	(321)	(13)	1,191	48

Total net increase (decrease)	$2,996,601	118,601	$16,303	665		$(261,673)	(10,642)	$2,751,231	108,624

[1]	Includes exchanges between share classes of the fund.
[2]	Commencement of operations.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,204,721,000 and $1,627,483,000, respectively, during the year ended October 31, 2012.

American Funds Global Balanced Fund	25

Financial highlights

		Income (loss) from investment operations[1]

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets

Class A:
Year ended 10/31/2012	$24.45	$.54	$1.85	$2.39	$(.46)	$26.38	9.88%	$2,538.91%			2.14%
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.36	(.70)	(.34)	(.21)	24.45	(1.38)	2,070	1.08	5	1.95	5

Class B:
Year ended 10/31/2012	24.41	.34	1.85	2.19	(.26)	26.34	9.01	14	1.71		1.35
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	17	1.77	5	1.20	5

Class C:
Year ended 10/31/2012	24.41	.33	1.85	2.18	(.26)	26.33	8.97	304	1.76		1.29
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	240	1.81	5	1.21	5

Class F-1:
Year ended 10/31/2012	24.45	.53	1.86	2.39	(.46)	26.38	9.85	145.96			2.10
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.37	(.71)	(.34)	(.21)	24.45	(1.34)	116	1.02	5	2.03	5

Class F-2:
Year ended 10/31/2012	24.46	.59	1.85	2.44	(.51)	26.39	10.10	129.72			2.32
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.41	(.70)	(.29)	(.25)	24.46	(1.18)	69.79		5	2.23	5

Class 529-A:
Year ended 10/31/2012	24.44	.52	1.86	2.38	(.45)	26.37	9.84	106.98			2.06
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.35	(.71)	(.36)	(.20)	24.44	(1.44)	68	1.08	5	1.88	5

Class 529-B:
Year ended 10/31/2012	24.41	.31	1.85	2.16	(.24)	26.33	8.88	2	1.84		1.21
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.21	(.70)	(.49)	(.10)	24.41	(1.97)	2	1.88	5	1.11	5

Class 529-C:
Year ended 10/31/2012	24.39	.31	1.85	2.16	(.25)	26.30	8.90	36	1.83		1.21
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.20	(.69)	(.49)	(.12)	24.39	(1.97)	22	1.86	5	1.06	5

Class 529-E:
Year ended 10/31/2012	24.42	.45	1.86	2.31	(.38)	26.35	9.49	6	1.27		1.78
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.29	(.69)	(.40)	(.18)	24.42	(1.58)	4	1.32	5	1.60	5

Class 529-F-1:
Year ended 10/31/2012	24.45	.56	1.86	2.42	(.49)	26.38	10.00	4.82			2.20
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.39	(.70)	(.31)	(.24)	24.45	(1.26)	2.84		5	2.11	5

Class R-1:
Year ended 10/31/2012	24.41	.38	1.85	2.23	(.30)	26.34	9.20	4	1.56		1.48
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.23	(.70)	(.47)	(.12)	24.41	(1.90)	4	1.75	5	1.26	5

Class R-2:
Year ended 10/31/2012	24.41	.35	1.86	2.21	(.30)	26.32	9.10	18	1.65		1.40
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.24	(.71)	(.47)	(.12)	24.41	(1.87)	10	1.64	5	1.30	5

Class R-3:
Year ended 10/31/2012	24.43	.46	1.85	2.31	(.39)	26.35	9.55	17	1.23		1.81
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.30	(.69)	(.39)	(.18)	24.43	(1.58)	10	1.28	5	1.66	5

Class R-4:
Year ended 10/31/2012	24.46	.54	1.86	2.40	(.47)	26.39	9.90	10.92			2.14
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.38	(.71)	(.33)	(.21)	24.46	(1.34)	5	1.00	5	2.03	5

Class R-5:
Year ended 10/31/2012	24.46	.60	1.87	2.47	(.53)	26.40	10.20	19.66			2.38
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.42	(.71)	(.29)	(.25)	24.46	(1.16)	15.74		5	2.31	5

Class R-6:
Year ended 10/31/2012	24.46	.56	1.92	2.48	(.54)	26.40	10.23	10.63			2.23
Period from 2/1/2011[3] to 10/31/2011[4]	25.00	.44	(.72)	(.28)	(.26)	24.46	(1.13)	1.71		5	2.35	5

	Year ended October 31, 2012	For the period 2/1/2011[3] to 10/31/2011[4]

Portfolio turnover rate for all share classes	62%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Commencement of operations.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

26	American Funds Global Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2012 and the period February 1, 2011 (commencement of operations) through October 31, 2011, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2012 and the period February 1, 2011 (commencement of operations) through October 31, 2011, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 12, 2012

American Funds Global Balanced Fund    27

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2012, through October 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    American Funds Global Balanced Fund

	Beginning account value 5/1/2012	Ending account value 10/31/2012	Expenses paid during period*	Annualized expense ratio

Class A — actual return	$1,000.00	$1,027.63	$4.64	.91%
Class A — assumed 5% return	1,000.00	1,020.56	4.62	.91

Class B — actual return	1,000.00	1,023.39	8.65	1.70
Class B — assumed 5% return	1,000.00	1,016.59	8.62	1.70

Class C — actual return	1,000.00	1,023.39	8.90	1.75
Class C — assumed 5% return	1,000.00	1,016.34	8.87	1.75

Class F-1 — actual return	1,000.00	1,027.37	4.89	.96
Class F-1 — assumed 5% return	1,000.00	1,020.31	4.88	.96

Class F-2 — actual return	1,000.00	1,028.63	3.62	.71
Class F-2 — assumed 5% return	1,000.00	1,021.57	3.61	.71

Class 529-A — actual return	1,000.00	1,027.19	5.04	.99
Class 529-A — assumed 5% return	1,000.00	1,020.16	5.03	.99

Class 529-B — actual return	1,000.00	1,023.00	9.31	1.83
Class 529-B — assumed 5% return	1,000.00	1,015.94	9.27	1.83

Class 529-C — actual return	1,000.00	1,023.15	9.31	1.83
Class 529-C — assumed 5% return	1,000.00	1,015.94	9.27	1.83

Class 529-E — actual return	1,000.00	1,025.86	6.42	1.26
Class 529-E — assumed 5% return	1,000.00	1,018.80	6.39	1.26

Class 529-F-1 — actual return	1,000.00	1,028.13	4.18	.82
Class 529-F-1 — assumed 5% return	1,000.00	1,021.01	4.17	.82

Class R-1 — actual return	1,000.00	1,025.13	7.38	1.45
Class R-1 — assumed 5% return	1,000.00	1,017.85	7.35	1.45

Class R-2 — actual return	1,000.00	1,023.40	8.54	1.68
Class R-2 — assumed 5% return	1,000.00	1,016.69	8.52	1.68

Class R-3 — actual return	1,000.00	1,025.73	6.26	1.23
Class R-3 — assumed 5% return	1,000.00	1,018.95	6.24	1.23

Class R-4 — actual return	1,000.00	1,027.60	4.64	.91
Class R-4 — assumed 5% return	1,000.00	1,020.56	4.62	.91

Class R-5 — actual return	1,000.00	1,028.91	3.31	.65
Class R-5 — assumed 5% return	1,000.00	1,021.87	3.30	.65

Class R-6 — actual return	1,000.00	1,029.10	3.26	.64
Class R-6 — assumed 5% return	1,000.00	1,021.92	3.25	.64

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2012:

Foreign taxes	$0.02 per share

Foreign source income	$0.48 per share

Qualified dividend income	100%

Corporate dividends received deduction	$23,064,000

U.S. government income that may be exempt from state taxation	$2,709,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

American Funds Global Balanced Fund    29

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):

	1 year	Life of class

Class B shares[1] — first sold 2/1/11
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	10.45%	1.71%
Not reflecting CDSC	15.45	4.07

Class C shares — first sold 2/1/11
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	14.42	4.06
Not reflecting CDSC	15.42	4.06

Class F-1 shares[2] — first sold 2/1/11
Not reflecting annual asset-based fee charged by sponsoring firm	16.35	4.87

Class F-2 shares[2] — first sold 2/1/11
Not reflecting annual asset-based fee charged by sponsoring firm	16.61	5.12

Class 529-A shares[3] — first sold 2/1/11
Reflecting 5.75% maximum sales charge	9.59	1.12
Not reflecting maximum sales charge	16.29	4.80

Class 529-B shares[1,3] — first sold 2/1/11
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	10.31	1.59
Not reflecting CDSC	15.31	3.96

Class 529-C shares[3] — first sold 2/1/11
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	14.34	3.97
Not reflecting CDSC	15.34	3.97

Class 529-E shares[2,3] — first sold 2/1/11	15.92	4.51

Class 529-F-1 shares[2,3] — first sold 2/1/11
Not reflecting annual asset-based fee charged by sponsoring firm	16.46	5.01

[1]	These shares are not available for purchase.
[2]	These shares are sold without any initial or contingent deferred sales charge.
[3]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

For information regarding the differences among the various share classes, refer to the fund prospectus.

30	American Funds Global Balanced Fund

Board of trustees and other officers

“Independent” trustees[1]
Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Louise H. Bryson, 68	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None

Mary Anne Dolan, 65 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company)	10	None

James G. Ellis, 65	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.

Leonard R. Fuller, 66	2010	President and CEO, Fuller Consulting (financial management consulting firm)	65	None

William D. Jones, 57	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	7	Sempra Energy

L. Daniel Jorndt, 71	2010	Retired	4	None

William H. Kling, 70	2010	President Emeritus, American Public Media	10	None

John C. Mazziotta, M.D., Ph.D., 63	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None

Bailey Morris-Eck, 68	2010	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Steven B. Sample, Ph.D., 72	2010	President Emeritus, University of Southern California	4	Intermec, Inc.

John G. McDonald, a trustee of the fund since 2010, has retired from the board. The trustees thank Prof. McDonald for his dedication and service to the fund.

“Interested” trustees[5,6]
Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Michael J. Thawley, 62 Vice Chairman of the Board	2010	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.;[7] former Australian Ambassador to the United States	2	None

Eric S. Richter, 52 President	2010	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

American Funds Global Balanced Fund	31

Other officers[6]
Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

David M. Riley, 45 Senior Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

Mark A. Brett, 54 Vice President	2010	Vice President — Fixed Income, Capital Research Company;[7] Vice President, Capital International Research, Inc.;[7] Senior Vice President, Capital International Limited;[7] Director, Capital Strategy Research, Inc.[7]

Herbert Y. Poon, 39 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Vincent P. Corti, 56 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Ari M. Vinocor, 38 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company

Raymond F. Sullivan, Jr., 55 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 41 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	”Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

32	American Funds Global Balanced Fund

Office of the fund
One Market
Stuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2012, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1] As of 12/31/11.
[2] Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3] Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

■	Growth funds
AMCAP Fund® EuroPacific Growth Fund®
The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®

■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund® Fundamental InvestorsSM
International Growth and Income FundSM The Investment Company of America® Washington Mutual Investors FundSM

■	Equity-income funds
Capital Income Builder® The Income Fund of America®

■	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

■	Bond funds
American Funds Mortgage Fund® American High-Income Trust® The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America® Short-Term Bond Fund of America® U.S. Government Securities Fund®

■	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

■	Money market fund
American Funds Money Market Fund®

■	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

■	American Funds Target Date Retirement Series®

■	American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$23,000
2012	$47,000

b) Audit-Related Fees:
2011	None
2012	$1,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$7,000
2012	$2,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None

2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$1,005,000
2012	$1,028,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$36,000
2012	$18,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,609,000 for fiscal year 2011 and $1,628,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio

October 31, 2012

Common stocks — 57.97%	Shares	Value (000)

CONSUMER DISCRETIONARY — 10.81%
Home Depot, Inc.	995,200	$ 61,085
DIRECTV[1]	972,200	49,689
Virgin Media Inc.	939,000	30,743
Marks and Spencer Group PLC	3,950,600	25,106
Bayerische Motoren Werke AG	305,000	24,293
General Motors Co.[1]	945,000	24,098
Kohl’s Corp.	364,000	19,394
Cie. Financière Richemont SA, Class A, non-registered shares	295,100	19,139
Time Warner Inc.	400,000	17,380
British Sky Broadcasting Group PLC	1,432,800	16,393
Ford Motor Co.	1,200,000	13,392
Swatch Group Ltd, non-registered shares	28,185	11,664
Whitbread PLC	284,800	10,801
Mattel, Inc.	281,900	10,368
Hyundai Motor Co.	48,600	10,004
Daimler AG	174,700	8,157
WPP PLC	600,000	7,741
SES SA, Class A (FDR)	145,900	4,038
		363,485

CONSUMER STAPLES — 9.19%
Altria Group, Inc.	2,248,400	71,499
British American Tobacco PLC	1,117,550	55,357
Anheuser-Busch InBev NV	532,998	44,566
Lorillard, Inc.	382,558	44,381
Philip Morris International Inc.	457,200	40,490
Reynolds American Inc.	833,000	34,686
Nestlé SA	135,000	8,567
Carlsberg A/S, Class B	88,000	7,591
Wesfarmers Ltd.	53,795	1,942
		309,079

FINANCIALS — 6.58%
Citigroup Inc.	820,000	30,660
JPMorgan Chase & Co.	733,500	30,572
Westfield Group	2,341,480	25,910
Willis Group Holdings PLC	676,206	22,768
Agricultural Bank of China, Class H	52,164,000	22,615
Credit Suisse Group AG	962,000	22,302
Société Générale[1]	676,296	21,498
Link Real Estate Investment Trust	4,035,000	20,071
HSBC Holdings PLC	1,608,400	15,855
Prudential PLC	652,000	8,928
		221,179

ENERGY — 5.13%
BP PLC	8,085,000	57,838
BP PLC (ADR)	84,200	3,611
Royal Dutch Shell PLC, Class B	1,450,500	51,274
Husky Energy Inc.	624,000	16,900
Devon Energy Corp.	290,000	16,881
OJSC Gazprom (ADR)	1,435,000	13,109
Apache Corp.	154,000	12,744
		172,357

HEALTH CARE — 4.87%
Novartis AG	767,200	46,174
Amgen Inc.	501,000	43,359
Abbott Laboratories	421,800	27,636
GlaxoSmithKline PLC	1,184,100	26,494
Sonic Healthcare Ltd.	691,700	9,334
Hologic, Inc.[1]	300,000	6,186
Endo Health Solutions Inc.[1]	160,000	4,586
		163,769

INDUSTRIALS — 4.87%
General Dynamics Corp.	480,300	32,699
Bureau Veritas SA	227,000	24,106
Jardine Matheson Holdings Ltd.	375,300	23,118
Masco Corp.	1,400,000	21,126
Hutchison Port Holdings Trust	21,800,000	17,004
Southwest Airlines Co.	1,580,000	13,936
United Continental Holdings, Inc.[1]	500,000	9,605
BAE Systems PLC	1,575,000	7,935
Lockheed Martin Corp.	80,000	7,493
Qantas Airways Ltd.[1]	4,800,000	6,627
		163,649

UTILITIES — 3.98%
National Grid PLC	5,482,974	62,512
SSE PLC	1,660,500	38,801
GDF SUEZ	1,034,539	23,741
SUEZ Environnement Co.	805,122	8,550
		133,604

TELECOMMUNICATION SERVICES — 3.41%
Vodafone Group PLC	13,770,000	37,387
SOFTBANK CORP.	786,500	24,897
OJSC Mobile TeleSystems (ADR)	1,236,131	21,187
Verizon Communications Inc.	281,000	12,544
Singapore Telecommunications Ltd.	3,172,000	8,373
AT&T Inc.	147,000	5,085
Millicom International Cellular SA (SDR)	58,200	5,028
		114,501

INFORMATION TECHNOLOGY — 2.50%
Microsoft Corp.	1,065,000	30,390
HOYA Corp.	789,000	15,972
NetEase, Inc. (ADR)[1]	183,500	9,909
Apple Inc.	15,000	8,926
Compal Electronics, Inc.	13,500,000	8,503
Baidu, Inc., Class A (ADR)[1]	74,900	7,986
Rovi Corp.[1]	173,000	2,341
		84,027

MATERIALS — 2.15%
Dow Chemical Co.	800,000	23,440
CRH PLC	780,903	14,535
AptarGroup, Inc.	230,000	11,794
ArcelorMittal	765,000	11,333
Amcor Ltd.	613,350	5,030
Vicat S.A.	67,000	3,609
Israel Chemicals Ltd.	200,885	2,514
		72,255

MISCELLANEOUS — 4.48%
Other common stocks in initial period of acquisition		150,676

Total common stocks (cost: $1,861,768,000)		1,948,581

	Shares or
Convertible securities — 0.77%	principal amount

CONSUMER DISCRETIONARY — 0.59%
General Motors Co., Series B, 4.75% convertible preferred 2013	493,200	20,034

FINANCIALS — 0.18%
Credit Suisse Group AG 4.00% convertible notes 2013	CHF4,185,000	6,008

Total convertible securities (cost: $24,767,000)		26,042

	Principal amount
Bonds & notes — 35.34%	(000)

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 15.66%
Japanese Government, Series 264, 1.50% 2014	¥ 130,000	1,671
Japanese Government, Series 269, 1.30% 2015	495,000	6,377
Japanese Government, Series 275, 1.40% 2015	290,000	3,778
Japanese Government, Series 14, 1.20% 2017[2]	9,960	136
Japanese Government, Series 296, 1.50% 2018	3,245,000	43,557
Japanese Government, Series 310, 1.00% 2020	2,934,950	38,125
Japanese Government, Series 136, 1.60% 2032	740,000	9,166
Japanese Government, Series 21, 2.30% 2035	695,000	9,526
United Mexican States Government, Series M10, 7.75% 2017	MXN294,500	25,142
United Mexican States Government 3.50% 2017[2]	62,967	5,548
United Mexican States Government, Series M, 6.50% 2021	150,500	12,313
United Mexican States Government, Series M20, 10.00% 2024	48,500	5,126
United Mexican States Government, Series M30, 10.00% 2036	233,860	25,322
United Mexican States Government 4.00% 2040[2]	19,411	1,924
Polish Government, Series 0414, 5.75% 2014	PLN 9,650	3,104
Polish Government, Series 1017, 5.25% 2017	36,675	12,071
Polish Government 6.375% 2019	$150	187
Polish Government, Series 1020, 5.25% 2020	PLN76,300	25,237
Polish Government 5.125% 2021	$930	1,095
Polish Government, Series 1021, 5.75% 2021	PLN62,565	21,409
Polish Government 5.00% 2022	$7,100	8,291
German Government 4.25% 2014	€7,700	10,682
German Government 1.50% 2016[2]	561	806
German Government, Series 6, 4.00% 2016	4,850	7,151
German Government, Series 7, 4.00% 2018	2,685	4,092
German Government, Series 8, 4.25% 2018	5,100	7,934
German Government 1.75% 2020[2]	740	1,148
German Government 3.00% 2020	9,050	13,395
German Government 2.00% 2022	5,650	7,730
German Government 3.25% 2042	5,410	8,474
Swedish Government 1.00% 2014[3]	$900	910
Swedish Government, Series 1041, 6.75% 2014	SKr23,050	3,784
Swedish Government 3.50% 2015[2]	4,280	722
Swedish Government, Series 1049, 4.50% 2015	98,625	16,365
Swedish Government, Series 1047, 5.00% 2020	49,100	9,443
Swedish Government, Series 3104, 3.50% 2028[2]	10,424	2,367
Netherlands Government Eurobond 3.25% 2015	€16,750	23,472
Netherlands Government 1.00% 2017	$1,900	1,918
Netherlands Government Eurobond 4.00% 2019	€3,850	5,885
United Kingdom 2.75% 2015	£ 225	383
United Kingdom 4.50% 2019	4,290	8,371
United Kingdom 4.75% 2020	25	50
United Kingdom 5.00% 2025	5,500	11,715
United Kingdom 4.75% 2038	2,600	5,546
South Korean Government 5.25% 2015	KRW6,374,320	6,237
South Korean Government 5.50% 2017	3,622,750	3,725
South Korean Government, Series 2106, 4.25% 2021	4,595,000	4,641
Singapore (Republic of) 3.625% 2014	S$5,660	4,903
Singapore (Republic of) 4.00% 2018	3,460	3,397
Singapore (Republic of) 2.25% 2021	5,870	5,222
Canadian Government 4.25% 2018	C$11,075	12,777
Austrian Government 3.65% 2022	€7,700	11,480
Chilean Government 3.875% 2020	$2,900	3,305
Chilean Government 5.50% 2020	CLP1,220,000	2,769
Chilean Government 3.25% 2021	$1,400	1,526
Chilean Government 6.00% 2021	CLP1,565,000	3,386
JPMorgan Chase & Co. 7.50% 2018[4,5]	RUB117,690	3,850
Russian Federation 7.85% 2018	60,000	2,053
Russian Federation 7.85% 2018	15,000	513
Russian Federation 5.00% 2020	$3,100	3,597
Norwegian Government 4.25% 2017	NKr44,150	8,672
Israeli Government, Series 0547, 5.00% 2015[2]	ILS 2,012	596
Israeli Government 5.50% 2017	13,650	3,915
Israeli Government 4.00% 2022	$1,050	1,125
Israeli Government 4.25% 2023	ILS7,850	2,028
Spanish Government 3.80% 2017	€3,450	4,413
Bahrain Government 5.50% 2020	$3,800	4,080
State of Qatar 3.125% 2017[3]	1,000	1,062
State of Qatar 5.25% 2020	1,300	1,555
State of Qatar 4.50% 2022[3]	1,000	1,150
State of Qatar 9.75% 2030	50	90
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR30,000	2,715
Colombia (Republic of) Global 7.375% 2019	$1,000	1,325
Colombia (Republic of) Global 4.375% 2021	1,200	1,381
Bermudan Government 5.603% 2020	1,700	2,009
Bermudan Government 5.603% 2020[3]	100	118
Indonesia (Republic of) 4.875% 2021[3]	1,500	1,716
Kingdom of Denmark 4.00% 2019	DKr6,000	1,268
Croatian Government 6.75% 2019	$1,100	1,268
Lithuania (Republic of) 6.625% 2022[3]	1,000	1,241
		526,556

CORPORATE BONDS & NOTES — 10.81%
FINANCIALS — 3.98%
Westfield Group 7.50% 2014[3]	160	176
Westfield Group 5.70% 2016[3]	620	707
Westfield Group 7.125% 2018[3]	600	739
Westfield Group 6.75% 2019[3]	7,550	9,352
Westfield Group 4.625% 2021[3]	8,840	9,738
Prologis, Inc. 6.25% 2017	3,005	3,420
Prologis, Inc. 6.625% 2018	100	119
Prologis, Inc. 6.625% 2019	3,590	4,307
Prologis, Inc. 7.375% 2019	620	771
Prologis, Inc. 6.875% 2020	5,980	7,379
Simon Property Group, LP 6.75% 2014	300	323
Simon Property Group, LP 4.20% 2015	576	614
Simon Property Group, LP 6.125% 2018	6,350	7,800
Simon Property Group, LP 4.375% 2021	3,450	3,899
Developers Diversified Realty Corp. 9.625% 2016	535	664
Developers Diversified Realty Corp. 4.75% 2018	7,710	8,659
Goodman Funding Pty Ltd. 6.00% 2022[3]	7,875	8,756
JPMorgan Chase & Co. 3.45% 2016	500	532
JPMorgan Chase & Co. 4.35% 2021	2,450	2,741
JPMorgan Chase & Co. 4.625% 2021	2,800	3,161
Bank of America Corp. 5.00% 2021	1,500	1,694
Bank of America Corp. 5.875% 2021	400	469
Bank of America Corp. 5.70% 2022	2,400	2,858
Murray Street Investment Trust I 4.647% 2017	600	651
Goldman Sachs Group, Inc. 5.25% 2021	1,200	1,342
Goldman Sachs Group, Inc. 5.75% 2022	2,470	2,870
Citigroup Inc. 4.587% 2015	2,370	2,587
Citigroup Inc. 4.45% 2017	2,025	2,238
HSBC Holdings PLC 6.00% 2019	€400	601
HSBC Holdings PLC 4.125% 2020[3]	$560	623
HSBC Holdings PLC 4.875% 2020	750	827
HSBC Holdings PLC 4.00% 2022	2,440	2,676
HSBC Holdings PLC 6.375% 2022[4]	£50	88
Barclays Bank PLC 6.00% 2018	€3,075	4,385
Standard Chartered PLC 3.20% 2016[3]	$2,300	2,416
Standard Chartered Bank 5.875% 2017	€1,200	1,768
Korea Development Bank 3.875% 2017	$3,150	3,424
Wells Fargo & Co., Series I, 3.50% 2022	2,600	2,779
Zurich Finance (USA), Inc., Series 6, 5.75% 2023[4]	€2,020	2,699
UBS AG 4.875% 2020	$2,300	2,644
Kimco Realty Corp. 5.584% 2015	800	892
Kimco Realty Corp., Series C, 5.783% 2016	1,400	1,581
American International Group, Inc. 3.80% 2017	2,000	2,159
Nordea Bank AB 3.125% 2017[3]	2,000	2,108
Morgan Stanley 3.80% 2016	2,000	2,082
Royal Bank of Scotland PLC 6.934% 2018	€ 100	139
Royal Bank of Scotland Group PLC 5.50% 2020	1,200	1,844
Aviva PLC 5.25% 2023	1,500	1,957
BNP Paribas 5.00% 2021	$1,750	1,943
Berkshire Hathaway Inc. 3.00% 2022	1,775	1,869
Realogy Corp. 7.875% 2019[3]	1,375	1,485
Lloyds TSB Bank PLC 6.50% 2020	€500	685
Intesa Sanpaolo SpA 2.831% 2014[3,4]	$ 475	469
ERP Operating LP 4.75% 2020	250	288
AXA SA, junior subordinated 6.463% (undated)[3,4]	300	286
The Export-Import Bank of Korea 4.375% 2021	200	226
Banco de Crédito del Perú 5.375% 2020[3]	125	139
		133,648

ENERGY — 1.87%
Gazprom OJSC 5.092% 2015[3]	1,100	1,181
Gazprom OJSC 5.875% 2015	€1,950	2,762
Gazprom OJSC 8.146% 2018	$3,400	4,182
Gazprom OJSC 4.95% 2022[3]	900	957
Gazprom OJSC, Series 9, 6.51% 2022	2,555	3,021
Gazprom OJSC 7.288% 2037	4,530	5,889
Reliance Holdings Ltd. 5.40% 2022[3]	875	974
Reliance Holdings Ltd. 6.25% 2040	3,170	3,696
Reliance Holdings Ltd. 6.25% 2040[3]	1,970	2,297
Petrobras International 5.375% 2021	4,565	5,196
Anadarko Petroleum Corp. 8.70% 2019	3,635	4,959
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	1,450	1,546
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	1,590	1,874
Husky Energy Inc. 6.20% 2017	1,340	1,610
Husky Energy Inc. 7.25% 2019	1,270	1,654
Statoil ASA 3.125% 2017	1,460	1,601
Statoil ASA 3.15% 2022	1,200	1,294
Enbridge Energy Partners, LP 5.20% 2020	1,925	2,241
Kinder Morgan Energy Partners, LP 6.85% 2020	1,745	2,231
Transocean Inc. 5.05% 2016	1,900	2,129
Shell International Finance BV 4.00% 2014	25	26
Shell International Finance BV 1.125% 2017	2,000	2,023
Total Capital International 2.875% 2022	1,850	1,949
Pemex Project Funding Master Trust 5.75% 2018	700	819
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	31
Petróleos Mexicanos 6.50% 2041	675	841
Ras Laffan Liquefied Natural Gas III 5.50% 2014	1,350	1,468
PTT Exploration & Production Ltd 5.692% 2021[3]	1,000	1,156
BG Energy Capital PLC 2.875% 20163	905	964
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2018[3,6]	891	940
Enbridge Inc. 5.60% 2017	500	584
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,6]	388	449
TransCanada PipeLines Ltd. 6.50% 2018	125	156
TransCanada PipeLines Ltd. 7.125% 2019	125	161
		62,861

HEALTH CARE — 1.35%
Roche Holdings Inc. 5.00% 2014[3]	4,645	4,914
Roche Holdings Inc. 6.00% 2019[3]	5,885	7,429
Novartis Capital Corp. 2.90% 2015	3,050	3,227
Novartis Securities Investment Ltd. 5.125% 2019	4,120	4,971
Novartis Capital Corp. 2.40% 2022	750	762
Boston Scientific Corp. 6.00% 2020	6,905	8,200
Gilead Sciences, Inc. 4.40% 2021	7,000	8,099
Amgen Inc. 2.50% 2016	1,850	1,948
Amgen Inc. 5.375% 2043	2,900	3,486
GlaxoSmithKline Capital Inc. 5.65% 2018	1,780	2,190
Schering-Plough Corp. 6.00% 2017	25	31
		45,257

TELECOMMUNICATION SERVICES — 1.18%
Sprint Nextel Corp. 9.125% 2017	5,525	6,520
Sprint Nextel Corp. 11.50% 2021	4,075	5,435
MTS International Funding Ltd. 8.625% 2020	6,825	8,438
Frontier Communications Corp. 8.25% 2017	5,500	6,366
Deutsche Telekom International Finance BV 3.125% 2016[3]	700	740
Deutsche Telekom International Finance BV 2.25% 2017[3]	1,250	1,281
Deutsche Telekom International Finance BV 6.00% 2017	€750	1,158
AT&T Inc. 6.125% 2015	400	586
AT&T Inc. 2.40% 2016	$1,600	1,692
AT&T Inc. 5.50% 2018	100	122
AT&T Inc. 5.80% 2019	200	251
Koninklijke KPN NV 3.75% 2020	€1,550	2,128
Telecom Italia Capital SA 7.175% 2019	$1,300	1,498
América Móvil, SAB de CV 2.375% 2016	1,250	1,313
France Télécom 5.00% 2016	£50	89
France Télécom 5.625% 2018	€500	783
Vodafone Group PLC 1.625% 2017	$ 600	613
Verizon Communications Inc. 3.00% 2016	400	430
Telefónica Emisiones, SAU 5.134% 2020	350	354
		39,797

CONSUMER STAPLES — 0.85%
Anheuser-Busch InBev NV 0.70% 2014[4]	1,225	1,232
Anheuser-Busch InBev NV 6.875% 2019	5,850	7,800
Anheuser-Busch InBev NV 7.75% 2019	1,460	1,982
Altria Group, Inc. 9.70% 2018	453	647
Altria Group, Inc. 4.75% 2021	3,300	3,826
Kraft Foods Inc. 6.125% 2018	2,780	3,430
Philip Morris International Inc. 2.90% 2021	1,850	1,946
PepsiCo, Inc. 2.50% 2016	1,700	1,800
SABMiller Holdings Inc. 2.45% 2017[3]	1,680	1,762
Coca-Cola Co. 1.80% 2016	1,600	1,662
Reynolds American Inc 3.25% 2022	1,095	1,109
Wal-Mart Stores, Inc. 2.80% 2016	1,000	1,067
Procter & Gamble Co. 1.45% 2016	310	318
Fortune Brands, Inc. 6.375% 2014	161	175
		28,756

UTILITIES — 0.53%
Entergy Corp. 4.70% 2017	8,000	8,797
National Grid PLC 6.30% 2016	1,710	1,977
E.ON International Finance BV 5.80% 2018[3]	1,325	1,613
Enel Finance International SA 3.875% 2014[3]	1,400	1,445
Enersis SA 7.375% 2014	1,325	1,416
CEZ, a s 4.25% 2022[3]	945	1,017
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	€300	401
PSEG Power LLC 2.75% 2016	$315	330
Hydro One Inc. 5.49% 2040	C$200	257
Colbun SA 6.00% 2020[3]	$200	227
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	150	223
Veolia Environnement 6.00% 2018	125	147
Scottish and Southern Energy PLC 6.125% 2013	€100	135
		17,985

CONSUMER DISCRETIONARY — 0.40%
Time Warner Inc. 4.75% 2021	$2,500	2,925
Time Warner Cable Inc. 5.00% 2020	2,275	2,680
Time Warner Cable Inc. 4.125% 2021	150	168
Comcast Corp. 5.90% 2016	2,235	2,599
Macy’s Retail Holdings, Inc. 7.875% 2015[4]	1,275	1,500
NBCUniversal Media, LLC 4.375% 2021	1,200	1,375
Volkswagen International Finance NV 0.97% 2014[3,4]	1,000	1,004
Daimler Finance NA LLC 3.16% 2014	C$800	817
BMW Group 3.875% 2017	€250	361
McDonald’s Corp. 3.50% 2020	$ 150	169
		13,598

INDUSTRIALS — 0.22%
General Electric Capital Corp. 2.30% 2017	1,135	1,173
General Electric Capital Corp. 3.15% 2022	2,955	3,009
Ply Gem Industries, Inc. 8.25% 2018	1,330	1,427
ENA Norte Trust 4.95% 2023[3,6]	1,200	1,245
Volvo Treasury AB 5.95% 2015[3]	$200	219
Volvo Treasury AB 5.00% 2017	€300	446
		7,519

INFORMATION TECHNOLOGY — 0.22%
First Data Corp. 8.75% 2022[3,4,7]	$ 3,100	3,147
International Business Machines Corp. 1.95% 2016	1,535	1,605
Samsung Electronics America, Inc., 1.75% 2017[3]	1,500	1,518
Cisco Systems, Inc. 0.644% 2014[4]	1,000	1,004
		7,274

MATERIALS — 0.21%
Rio Tinto Finance (USA) Ltd. 2.50% 2016	2,300	2,399
Rio Tinto Finance (USA) Ltd. 2.875% 2022	1,115	1,125
Cliffs Natural Resources Inc. 4.875% 2021	1,850	1,837
Teck Resources Ltd. 3.15% 2017	1,500	1,566
		6,927

Total corporate bonds & notes		363,622

MORTGAGE-BACKED OBLIGATIONS[6] — 4.99%
Fannie Mae 3.50% 2025	337	358
Fannie Mae 3.50% 2026	822	873
Fannie Mae 3.50% 2026	785	833
Fannie Mae 3.50% 2026	334	355
Fannie Mae 4.00% 2026	1,521	1,623
Fannie Mae 4.00% 2026	594	635
Fannie Mae 2.50% 2027	5,000	5,230
Fannie Mae 3.00% 2027	13,900	14,658
Fannie Mae 3.00% 2027	7,000	7,372
Fannie Mae 3.50% 2027	12,250	12,996
Fannie Mae 4.00% 2027	601	642
Fannie Mae 5.50% 2028	2,103	2,309
Fannie Mae 5.00% 2036	2,987	3,274
Fannie Mae 6.00% 2037	1,185	1,317
Fannie Mae 6.00% 2038	1,791	1,990
Fannie Mae 6.00% 2038	112	124
Fannie Mae 5.00% 2040	2,123	2,337
Fannie Mae 5.00% 2040	1,123	1,237
Fannie Mae 6.00% 2040	157	175
Fannie Mae 4.00% 2041	4,321	4,635
Fannie Mae 4.00% 2041	3,501	3,897
Fannie Mae 4.00% 2041	499	534
Fannie Mae 4.00% 2041	387	416
Fannie Mae 4.00% 2041	324	348
Fannie Mae 4.00% 2041	102	110
Fannie Mae 4.50% 2041	3,024	3,369
Fannie Mae 4.50% 2041	1,595	1,730
Fannie Mae 4.50% 2041	1,362	1,474
Fannie Mae 4.50% 2041	1,151	1,248
Fannie Mae 4.50% 2041	1,126	1,221
Fannie Mae 5.00% 2041	9,276	10,527
Fannie Mae 5.00% 2041	1,506	1,710
Fannie Mae 3.00% 2042	11,400	11,961
Fannie Mae 3.50% 2042	9,350	9,959
Fannie Mae 3.50% 2042	7,368	7,919
Fannie Mae 3.50% 2042	4,822	5,183
Fannie Mae 4.00% 2042	4,000	4,284
Fannie Mae 4.50% 2042	15,200	16,402
Fannie Mae 6.00% 2042	1,286	1,425
Government National Mortgage Assn. 3.50% 2042	8,000	8,691
Freddie Mac 5.00% 2041	3,882	4,398
Freddie Mac 5.00% 2041	1,926	2,181
Nordea Hypotek AB 4.00% 2014	SKr21,800	3,422
HBOS Treasury Services PLC, Series 17, 4.375% 2016	€1,500	2,188
		167,570

U.S. TREASURY BONDS & NOTES — 3.88%
U.S. TREASURY — 3.74%
U.S. Treasury 1.75% 2015[8]	$11,750	12,192
U.S. Treasury 4.50% 2016	14,750	16,707
U.S. Treasury 7.50% 2016	2,650	3,384
U.S. Treasury 8.875% 2017	500	693
U.S. Treasury 3.50% 2018	23,355	26,627
U.S. Treasury 3.50% 2020	2,000	2,327
U.S. Treasury 3.125% 2021	4,500	5,112
U.S. Treasury 8.00% 2021	3,270	5,085
U.S. Treasury 1.75% 2022	7,900	7,971
U.S. Treasury 2.00% 2022	6,200	6,415
U.S. Treasury 6.50% 2026	5,650	8,642
U.S. Treasury 5.25% 2029	1,200	1,675
U.S. Treasury 4.625% 2040	14,865	20,291
U.S. Treasury 3.125% 2042	8,030	8,492
		125,613

U.S. TREASURY INFLATION-PROTECTED SECURITIES[2] — 0.14%
U.S. Treasury Inflation-Protected Security 2.00% 2014	374	388
U.S. Treasury Inflation-Protected Security 1.875% 2015	592	648
U.S. Treasury Inflation-Protected Security 2.375% 2017	1,371	1,599
U.S. Treasury Inflation-Protected Security 0.75% 2042	1,937	2,157
		4,792

Total U.S. Treasury bonds & notes		130,405

Total bonds & notes (cost: $1,132,218,000)		1,188,153

Short-term securities — 8.01%

Freddie Mac 0.14%–0.15% due 11/6/2012–3/1/2013	75,500	75,482
Toronto-Dominion Holdings USA Inc. 0.18%–0.32% due 11/7–12/18/2012[3]	40,700	40,693
GlaxoSmithKline Finance PLC 0.14% due 11/8/2012[3]	26,300	26,299
Total Capital Canada Ltd. 0.12% due 11/6/2012[3]	23,700	23,700
Straight-A Funding LLC 0.18% due 11/2/2012[3]	22,000	22,000
AstraZeneca PLC 0.13% due 11/29/2012[3]	20,000	19,995
U.S. Treasury Bill 0.136% due 3/21/2013	17,000	16,991
Federal Home Loan Bank 0.15% due 11/19/2012	15,500	15,499
Québec (Province of) 0.16% due 1/15/2013[3]	15,500	15,493
Fannie Mae 0.14% due 11/1/2012	13,000	13,000

Total short-term securities (cost: $269,154,000)		269,152

Total investment securities (cost: $3,287,907,000)		3,431,928
Other assets less liabilities		(70,273)

Net assets		$3,361,655

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $227,850,000, which represented 6.78% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,850,000, which represented .11% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	A portion of this security was pledged as collateral for losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $329,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

SDR = Swedish Depositary Receipts

C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

DKr = Danish kroner

€ = Euros

£ = British pounds

ILS = Israeli shekels

¥ = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

NKr = Norwegian kroner

PLN = Polish zloty

RUB = Russian rubles

SKr = Swedish kronor

S$ = Singapore dollars

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-037-1212O-S32782

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American Funds Global Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Global Balanced Fund (the “Fund”) as of October 31, 2012, and for the year then ended and have issued our report thereon dated December 12, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2012, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 12, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By /s/ Eric S. Richter
Eric S. Richter, President and Principal Executive Officer

Date: December 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Eric S. Richter
Eric S. Richter, President and Principal Executive Officer

Date: December 31, 2012

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 31, 2012